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                                EXHIBIT(4)(f)

        Form of specimen certificate representing the Preferred Stock.


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[NONCUMULATIVE CONVERTIBLE]                     [NONCUMULATIVE CONVERTIBLE]
PREFERRED STOCK, [SERIES "__"]                  PREFERRED STOCK, [SERIES "__"]
NO PAR VALUE                                    NO PAR VALUE



                          FIRST SECURITY CORPORATION

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS                                          SEE REVERSE FOR
TRANSFERABLE IN THE                                        CERTAIN DEFINITIONS
CITIES OF NEW YORK AND                                      CUSIP [          ]
SALT LAKE CITY


This Certifies that



                         [Name and address of holder]



is the owner of


FULLY-PAID AND NON-ASSESSABLE SHARES OF THE [$____ CUMULATIVE CONVERTIBLE] PREFERRED STOCK, SERIES ["__"], WITHOUT PAR VALUE OF

              FIRST SECURITY CORPORATION

                                          transferable only on the books of
                                          the corporation in person or by duly
                                          authorized attorney upon surrender
                                          of this certificate
                                          properly endorsed.

                                               This certificate is not valid
                                               until countersigned by the
                                               Transfer Agent and registered
                                               by the Registrar.

                                               IN WITNESS WHEREOF said
                                          corporation has caused this
                                          certificate to be signed by its duly
                                          authorized officers and
                                          its corporation seal to be hereunto
                                          affixed.

                                               DATED:




SECRETARY                                 CHAIRMAN AND CHIEF EXECUTIVE OFFICER


         COUNTERSIGNED AND REGISTERED:
FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION
     FIRST SOUTH OFFICE-SALT LAKE CITY, UTAH
         TRANSFER AGENT AND REGISTRAR

BY                                          AUTHORIZED SIGNATURE

                                       (i)

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                         FIRST SECURITY CORPORATION

                                          The Company will furnish without
charge to each stockholder who so requests, the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Company and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Company at Suite 200, 79 South Main Street, Salt Lake City, Utah 84111 or to the Transfer Agent.

      __________________________________________________________________

                                          The following abbreviations, when
used in the inscription on the fact of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in commonUNIF GIFT MIN ACT - __________ Custodian _______
TEN ENT - as tenants by the entireties(Cust)        (Minor)
JT TEN  - as joint tenants with right of survivorship          under Uniform
Gifts to Minors and not as tenants in common Act __________
                                                   (State)

    Additional abbreviations may also be used though not in the above list.

      __________________________________________________________________



For value received, ___________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE




______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


______________________________________________________________________________


______________________________________________________________________________
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint


______________________________________________________________________________
Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________________







                                         -------------------------------------
                                         NOTICE:
                                   THE SIGNATURE TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                   FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                   WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                   CHANGE WHATEVER.


                                      (ii)

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                     [NOTICE OF ELECTION TO CONVERT
                     (CONVERTIBLE INTO COMMON STOCK)
           The undersigned hereby irrevocably elect to convert

______________________________________________________________________________
____ shares of [$_______] [Noncumulative Convertible] Preferred Stock, Series
___ represented by the within certificate into then-issuable shares of the Common Stock of First Security Corporation in accordance with the provisions of the Certificate of Incorporation, as amended, of the Corporation.

Dated________________________________


                                               -------------------------------
                                               Signature

                                      (iii)